UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
November 18, 2009
Finisar Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27999 (Commission File No.)	94-3038428 (I.R.S. Employer Identification No.)
1389 Moffett Park Drive
Sunnyvale, CA 94089
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(408) 548-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) At the 2009 Annual Meeting of Stockholders of Finisar Corporation (the “Company”) held on November 18, 2009 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 1999 Employee Stock Purchase Plan and the parallel 1999 International Employee Stock Purchase Plan (collectively, the “1999 Plan”) to increase the number of shares of the Company’s common stock reserved for issuance thereunder by 250,000 shares (which reflects the one-for-eight reverse stock split that became effective on September 25, 2009), such additional shares to be used solely for issuance to participating employees on December 15, 2009, the next scheduled purchase date under the 1999 Plan. The amendment of the 1999 Plan was approved by the Company’s board of directors on September 9, 2009, subject to stockholder approval, and became effective with such stockholder approval on November 18, 2009. The 1999 Plan will terminate following the issuance of common stock on the next scheduled purchase date on December 15, 2009.
          A more detailed description of the amendment and the terms of the 1999 Plan can be found in “Proposal No. 2 — Approval of an Amendment to the 1999 Employee Stock Purchase Plan and the 1999 International Stock Purchase Plan to Increase the Shares Reserved for Issuance Thereunder by 250,000 Shares” in the Company’s definitive proxy statement for the 2009 Annual Meeting of Stockholders (the “Proxy Statement”), filed with the Securities and Exchange Commission on October 8, 2009, which is incorporated by reference herein. The foregoing summary of the amendment to the 1999 Plan and the description of the amendment and the 1999 Plan incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the 1999 Plan filed herewith as Exhibit 10.66 and incorporated by reference herein.
          At the Annual Meeting, the Company’s stockholders also approved the adoption of the Company’s 2009 Employee Stock Purchase Plan and a parallel 2009 International Employee Stock Purchase Plan (collectively, the “2009 Plan”). The maximum number of shares of common stock reserved for issuance under the 2009 Plan is initially limited to 2,500,000 shares. On the first day of May in each calendar year, beginning with calendar year 2010 and continuing through calendar year 2015, the share reserve will automatically increase by 125,000 shares of common stock. The adoption of the 2009 Plan was approved by the Company’s board of directors on September 9, 2009, subject to stockholder approval, and became effective with such stockholder approval on November 18, 2009.
          A more detailed description of the terms of the 2009 Plan can be found in “Proposal No. 3 — Approval of Adoption of the 2009 Employee Stock Purchase Plan and the 2009 International Employee Stock Purchase Plan” in the Proxy Statement, which is incorporated by reference herein. The foregoing summary of the 2009 Plan and the description of the 2009 Plan incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the 2009 Plan filed herewith as Exhibit 10.67 and incorporated by reference herein.

Item 8.01	Other Events
     At the Annual Meeting, the Company’s stockholders also approved the election of Roger C. Ferguson and Larry D. Mitchell as Class I directors to serve a three year term expiring at the annual meeting of stockholders in 2012 and ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending April 30, 2010.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.66	Finisar Corporation 1999 Employee Stock Purchase Plan, as amended
10.67	Finisar Corporation 2009 Employee Stock Purchase Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 23, 2009

Finisar Corporation
By:	/s/ Stephen K. Workman
Stephen K. Workman
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.66	Finisar Corporation 1999 Employee Stock Purchase Plan, as amended
10.67	Finisar Corporation 2009 Employee Stock Purchase Plan